Exhibit 99.1
Accretive Health Reports Second Quarter 2016 Results

CHICAGO - August 4, 2016 - Accretive Health, Inc. (the “Company”) (OTC Pink: ACHI), a leading provider of revenue cycle services and physician advisory services to healthcare providers, today announced results for the quarter ended June 30, 2016.
Second Quarter 2016 Results:

•	GAAP net services revenue of $8.7 million, compared to $22.1 million for the second quarter of 2015

•	GAAP net loss of $40.8 million, compared to a net loss of $26.3 million for the second quarter of 2015

•	Non-GAAP gross cash generated from customer contracting activities of $38.3 million, compared to $47.2 million for the second quarter of 2015

•	Non-GAAP net cash generated from customer contracting activities of negative $17.4 million, compared to negative $6.6 million for the second quarter of 2015
“In the second quarter, we made progress in aligning our cost structure to our current business needs while investing in our organizational capabilities to drive future growth. We are firmly committed to making the right investments to enable the company to succeed over the long term. I am pleased with the pace of execution against our near term objectives and our clarity of strategic focus going forward,” said Joe Flanagan, President and Chief Executive Officer of Accretive Health.
“The actions we took in the second quarter are an important step in placing us on a path back to profitability. We now have a more efficient company cost structure which provides us with better operating leverage as we grow,” added Chris Ricaurte, Chief Financial Officer and Treasurer.
Conference Call and Webcast Details
Accretive Health’s management team will host a conference call today at 5:00 p.m. Eastern Time to discuss the results and business outlook. To participate, please dial 877-880-5884 (631-601-2894 outside the U.S. and Canada) using conference code number 50457674. A live webcast and replay of the call will be available at the Investor Relations section of the Company’s web site at www.accretivehealth.com.
Non-GAAP Financial Measures
In order to provide a more comprehensive understanding of the information used by Accretive Health’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial measures, which are included in this press release. These include gross and net cash generated from customer contracting activities and adjusted EBITDA. Our Board and management team use these non-GAAP measures as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations; and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation programs for employees.

Gross cash generated from customer contracting activities is defined as GAAP net services revenue, plus the change in deferred customer billings. Accordingly, gross cash generated from customer contracting activities is the sum of (i) invoiced or accrued net operating fees, (ii) cash collections on incentive fees and (iii) other services fees. Net cash generated from customer contracting activities reflects non-GAAP adjusted EBITDA and the change in deferred customer billings.
Adjusted EBITDA is defined as net income before net interest income (expense), income tax provision, depreciation and amortization expense, share-based compensation expense, reorganization-related expense and certain other items. The use of adjusted EBITDA to measure operating and financial performance is limited by our revenue recognition criteria, pursuant to which GAAP net services revenue is recognized at the end of a contract or other contractual agreement event. Adjusted EBITDA does not adequately match corresponding cash flows from customer contracting activities. As a result, the Company uses gross cash and net cash generated from customer contracting activities to better compare cash flows to operating performance.
Deferred customer billings include the portion of both (i) invoiced or accrued net operating fees and (ii) cash collections of incentive fees, in each case, that have not met our revenue recognition criteria. Deferred customer billings are included in the detail of our customer liabilities and customer liabilities - related party balance in the condensed consolidated balance sheets available in the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2016.
Table 4 presents a reconciliation of GAAP revenue to gross cash generated from customer contracting activities, and Table 5 presents a reconciliation of GAAP net income (loss), the most comparable GAAP measure, to adjusted EBITDA and net cash generated from customer contracting activities, in each case, for each of the periods indicated. These adjusted measures are non-GAAP and should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP.
Safe Harbor
This press release contains forward-looking statements, and in particular, any statements about future growth, plans and performance are forward-looking statements. All forward-looking statements contained in this press release involve risks and uncertainties. The Company’s actual results and outcomes could differ materially from those anticipated in these forward-looking statements as a result of various factors, including the factors set forth under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on March 10, 2016. The words “strive,” “objective,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “vision,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company has based these forward-looking statements on its current expectations and projections about future events. Although the Company believes that the expectations underlying any of its forward-looking statements are reasonable, these expectations may prove to be incorrect and all of these statements are subject to risks and uncertainties. Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections, or expectations prove incorrect, actual results, performance, financial condition, or events may vary materially and adversely from those anticipated, estimated, or expected.
All forward-looking statements included in this press release are expressly qualified in their entirety by these cautionary statements. The Company cautions readers not to place undue reliance on any forward-looking statement that speaks only as of the date made and to recognize that forward-looking statements are predictions of future results, which may not occur as anticipated. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the uncertainties and factors described above, as well as others that the Company may consider immaterial or does not anticipate at this time. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, the Company does not know whether its expectations may prove correct. The Company’s expectations reflected in its forward-looking statements can be affected by inaccurate assumptions it might make or by known or unknown uncertainties and factors, including those described above. The risks and uncertainties described above are not exclusive, and further information concerning the Company and its business, including factors that potentially could materially affect its financial results or condition or relationships with customers and potential customers, may emerge from time to time. The Company assumes no, and it specifically disclaims any, obligation to update, amend, or clarify forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements. The Company advises investors, however, to consult any further disclosures it makes on related subjects in our periodic reports that it files with or furnishes to the SEC.
About Accretive Health
Accretive Health is a leading provider of revenue cycle services and physician advisory services to healthcare providers. Accretive Health’s mission is to help healthcare providers strengthen their financial stability so they can deliver better care at a more affordable cost to the communities they serve, increasing healthcare access for all. Accretive Health’s distinctive operating model includes people, processes, and sophisticated integrated technology and analytics that help customers realize sustainable improvements in their operating margins and improve the satisfaction of their patients, physicians, and staff. Accretive Health’s customers typically are multi-hospital systems, including faith-based or community healthcare systems, academic medical centers and independent ambulatory clinics, and their affiliated physician practice groups.

Contact:
Accretive Health, Inc.
Investor and Media Relations:
Atif Rahim
312.324.5476
investorrelations@accretivehealth.com

Table 1
Accretive Health, Inc.
Consolidated Balance Sheets
(In thousands, except share and per share data)

	June 30, 2016	December 31, 2015
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$221,673	$103,497
Short-term investments	—	1,023
Accounts receivable, net	6,575	10,194
Prepaid income taxes	534	1,102
Other current assets	13,392	10,924
Total current assets	242,174	126,740
Property, equipment and software, net	30,447	27,217
Non-current deferred tax assets	213,908	300,825
Restricted cash equivalents	1,500	1,500
Other assets	4,902	4,007
Total assets	$492,931	$460,289
Liabilities and stockholders' equity (deficit)
Current liabilities:
Accounts payable	$3,735	$5,306
Current portion of customer liabilities	144,619	202,516
Current portion of customer liabilities - related party	141,089	—
Accrued compensation and benefits	16,273	9,062
Other accrued expenses	20,434	15,743
Total current liabilities	326,150	232,627
Non-current portion of customer liabilities	24,667	432,477
Non-current portion of customer liabilities - related party	26,554	—
Other non-current liabilities	9,810	8,498
Total liabilities	387,181	673,602

8.00% Series A convertible preferred stock: par value $0.01 per share, 200,000 shares issued and outstanding as of June 30, 2016; no shares authorized or issued as of December 31, 2015 (aggregate liquidation value of $206,040 as of June 30, 2016)	163,269	—
Stockholders' equity (deficit):
Common stock, $0.01 par value, 500,000,000 shares authorized,116,378,064 shares issued and 107,222,530 shares outstanding at June 30, 2016; 113,259,408 shares issued and 107,715,436 shares outstanding at December 31, 2015	1,164	1,133
Additional paid-in capital	353,856	322,492
Accumulated deficit	(355,161)	(481,773)
Accumulative other comprehensive loss	(2,732)	(2,488)
Treasury stock	(54,646)	(52,677)
Total stockholders' equity (deficit)	(57,519)	(213,313)
Total liabilities and stockholders’ equity (deficit)	$492,931	$460,289

Table 2
Accretive Health, Inc.
Consolidated Statements of Operations and Comprehensive Income (Loss)
(In thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
	(unaudited)		(unaudited)
Net services revenue	$8,672	$22,085	$360,865	$33,056
Operating expenses:
Costs of services	45,112	42,762	90,242	84,958
Selling, general and administrative	24,660	20,969	42,196	38,331
Other	8,651	611	19,457	1,886
Total operating expenses	78,423	64,342	151,895	125,175
Income (loss) from operations	(69,751)	(42,257)	208,970	(92,119)
Net interest income	46	69	130	74
Income (loss) before income tax provision	(69,705)	(42,188)	209,100	(92,045)
Income tax provision (benefit)	(28,914)	(15,900)	82,488	(35,312)
Net income (loss)	$(40,791)	$(26,288)	$126,612	$(56,733)

Net income (loss) per common share:
Basic	$(0.45)	$(0.27)	$0.45	$(0.59)
Diluted	$(0.45)	$(0.27)	$0.45	$(0.59)
Weighted average shares used in calculating net income (loss) per common share:
Basic	99,414,066	95,941,077	98,851,934	95,915,255
Diluted	99,414,066	95,941,077	99,951,394	95,915,255
Consolidated statements of comprehensive income (loss):
Net income (loss)	(40,791)	(26,288)	126,612	(56,733)
Other comprehensive income (loss):
Foreign currency translation adjustments	(304)	(221)	(244)	(273)
Comprehensive income (loss)	$(41,095)	$(26,509)	$126,368	$(57,006)

Table 3
Accretive Health, Inc.
Consolidated Statements of Cash Flows
(In thousands)

	Six Months Ended June 30,
	2016	2015
	(Unaudited)
Operating activities:
Net income (loss)	$126,612	$(56,733)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operations:
Depreciation and amortization	4,632	3,818
Share-based compensation	20,413	12,576
Provision/(Recoveries) for doubtful receivables	(27)	(45)
Deferred income taxes	82,420	(36,369)
Excess tax benefits from share-based awards	—	—
Changes in operating assets and liabilities:
Accounts receivable	3,646	1,101
Prepaid income taxes	503	445
Other assets	(3,394)	(4,472)
Accounts payable	(1,565)	(7,540)
Accrued compensation and benefits	7,213	(2,830)
Other liabilities	5,079	(2,038)
Customer liabilities and customer liabilities - related party	(298,064)	72,904
Net cash provided by (used in) operating activities	(52,532)	(19,183)
Investing activities:
Purchases of property, equipment and software	(7,097)	(8,348)
Proceeds from maturation of short-term investments	1,023	—
Net cash used in investing activities	(6,074)	(8,348)
Financing activities:
Series A convertible preferred stock and warrant issuance, net of issuance costs	178,669	—
Exercise of vested options	88	—
Restricted cash released from letter of credit	—	5,000
Excess tax benefit from share-based awards	—	—
Purchase of treasury stock	(1,969)	(517)
Net cash provided by financing activities	176,788	4,483
Effect of exchange rate changes on cash	(6)	(222)
Net increase (decrease) in cash and cash equivalents	118,176	(23,270)
Cash and cash equivalents at beginning of period	103,497	145,167
Cash and cash equivalents at end of period	$221,673	$121,897

Supplemental disclosure of non-cash financing activities
Accrued dividends payable to Preferred Stockholders	$(4,040)	$—
Accrued liabilities related to purchases of property, equipment and software	991	—
Accounts payable related to purchases of property, equipment and software	—	5,250

Table 4
Accretive Health, Inc.
Reconciliation of GAAP Revenue to Non-GAAP Gross Cash Generated from Customer Contracting Activities
(In thousands)

	Three Months Ended June 30,		2016 vs. 2015 Change		Six Months Ended June 30,		2016 vs. 2015 Change
	2016	2015	Amount	%	2016	2015	Amount	%
	(In thousands except percentages)
Consolidated Statement of Operations Data:
RCM services: net operating fees	$2,608	$9,560	$(6,952)	(72.7)%	$251,309	$13,170	$238,139	fav.
RCM services: incentive fees	—	6,105	(6,105)	(100.0)%	97,999	8,005	89,994	fav.
RCM services: other	2,061	2,958	(897)	(30.3)%	4,462	4,092	370	9.0%
Other service fees	4,003	3,462	541	15.6%	7,095	7,789	(694)	(8.9)%
Total net services revenue	8,672	22,085	(13,413)	(60.7)%	360,865	33,056	327,809	fav.
Change in deferred customer billings	29,602	25,133	4,469	17.8%	(281,737)	69,060	(350,797)	fav.
Gross cash generated from customer contracting activities	$38,274	$47,218	$(8,944)	(18.9)%	$79,128	$102,116	$(22,988)	(22.5)%

Components of Gross Cash Generated from Customer Contracting Activities:
RCM services: net operating fees	$23,886	$27,050	$(3,164)	(11.7)%	$48,690	$57,239	$(8,549)	(14.9)%
RCM services: incentive fees	7,368	14,511	(7,143)	(49.2)%	16,235	32,642	(16,407)	(50.3)%
RCM services: other	3,016	2,196	820	37.3%	7,108	4,447	2,661	59.8%
Total RCM service fees	34,270	43,757	$(9,487)	(21.7)%	72,033	94,328	(22,295)	(23.6)%
Other service fees	4,004	3,461	543	15.7%	7,095	7,788	(693)	(8.9)%
Gross cash generated from customer contracting activities	$38,274	$47,218	$(8,944)	(18.9)%	$79,128	$102,116	$(22,988)	(22.5)%

fav. - Favorable
unfav. - Unfavorable

Table 5
Accretive Health, Inc.
Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Cash Generated from Customer Contracting Activities
(In thousands)

	Three Months Ended June 30,		2016 vs. 2015 Change		Six Months Ended June 30,		2016 vs. 2015 Change
	2016	2015	Amount	%	2016	2015	Amount	%
Net income (loss)	$(40,791)	$(26,288)	$(14,503)	unfav.	$126,612	$(56,733)	$183,345	fav.
Net interest income	(46)	(69)	23	(33.3)%	(130)	(74)	(56)	75.7%
Income tax provision (benefit)	(28,914)	(15,900)	(13,014)	81.8%	82,488	(35,312)	117,800	unfav.
Depreciation and amortization expense	2,361	2,101	260	12.4%	4,632	3,818	814	21.3%
Share-based compensation expense	11,785	7,807	3,978	51.0%	18,683	13,003	5,680	43.7%
Other	8,651	611	8,040	unfav.	19,457	1,886	17,571	unfav.
Adjusted EBITDA	(46,954)	(31,738)	(15,216)	47.9%	251,742	(73,412)	325,154	fav.
Change in deferred customer billings	29,602	25,133	4,469	17.8%	(281,737)	69,060	(350,797)	fav.
Net cash generated from customer contracting activities	$(17,352)	$(6,605)	$(10,747)	unfav.	$(29,995)	$(4,352)	$(25,643)	unfav.

fav. - Favorable
unfav. - Unfavorable

Table 6
Accretive Health, Inc.
Share-Based Compensation Expense allocation Details
(In thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
	(unaudited)		(unaudited)
Cost of services	$1,520	$1,204	$3,523	$2,604
Selling, general and administrative	10,265	6,603	15,160	10,399
Other	1,828	—	1,828	—
Total share-based compensation expense	$13,613	$7,807	$20,511	$13,003

Table 7
Accretive Health, Inc.
Depreciation and Amortization Expense Allocation Details
(In thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
	(unaudited)		(unaudited)
Cost of services	$2,229	$1,826	$4,327	$3,308
Selling, general and administrative	132	275	305	510
Total depreciation and amortization	$2,361	$2,101	$4,632	$3,818

Table 8
Accretive Health, Inc.
Condensed Consolidated Non-GAAP Financial Information
(In thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
	(unaudited)		(unaudited)
GAAP net services revenue	$8,672	$22,085	$360,865	$33,056
Increase (decrease) in deferred customer billings	29,602	25,133	(281,737)	69,060
Gross cash generated from customer contracting activities	38,274	47,218	79,128	102,116

Operating expenses [1]:
Costs of services	41,363	39,732	82,392	79,046
Selling, general and administrative	14,263	14,091	26,731	27,422
Sub-total	55,626	53,823	109,123	106,468
Net cash generated from customer contracting activities	$(17,352)	$(6,605)	$(29,995)	$(4,352)
Net cash generated margin	(45.3)%	(14.0)%	(37.9)%	(4.3)%

1 Excludes share-based compensation, depreciation and amortization, and other costs.